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                                                                   EXHIBIT 99.07

[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                [LOGO OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
                _______________________________________________

                Monthly Period:                   07/01/97 to
                                                  07/31/97
                Distribution Date:                08/15/97
                Transfer Date:                    08/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.    Information Regarding the Current Distribution.
        ----------------------------------------------


        1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                           Class A (quarterly)      $15.46750000
                                           Class B (quarterly)       16.00416682
                                           Collateral Inv. Amt.       5.47263750


        2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                           Class A (quarterly)      $15.46750000
                                           Class B (quarterly)      $16.00416682
                                           Collateral Inv. Amt.       5.47263750

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1994-8
PAGE 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A (quarterly)          $0.00000000
                                        Class B (quarterly)           0.00000000
                                        Collateral Inv. Amt.          0.00000000


B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $62,368,506.29
                                        Class B                     4,887,480.91
                                        Collateral Inv. Amt.        7,889,031.67
                                                                 ---------------
                                        Total                     $75,145,018.87
                                                                 ===============

     2.   Allocation of Finance Charge Receivables.
          ----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                        Class A                    $7,482,444.22
                                        Class B                       585,980.14
                                        Collateral Inv. Amt.          946,574.09
                                                                 ---------------
                                        Total                      $9,014,998.45
                                                                 ===============

          (b)  Interest Funding Investment Proceeds (to Class A)        6,335.83
          (c)  Principal Funding Investment Proceeds (to Class A)           0.00
          (d)  Withdrawals from Reserve Account (to Class A)                0.00
                                                                 ---------------
                  Total Class A Available Funds                    $7,488,780.05
                                                                 ===============

          (b)  Interest Funding Investment Proceeds (to Class B)          513.72
                                                                 ---------------
                 Total Class B F/C and Investment Proceeds           $586,493.86
                                                                 ===============

     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)  The aggregate amount of Principal Receivables
               in the Trust as of the last day of the Monthly
               Period
                                                               20,950,813,989.19
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1994-8
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          (b)  Invested Amount as of the last day of the preceding
               month (Adjusted Class A Invested Amount during
               Accumulation Period)
                                        Class A                  $500,000,000.00
                                        Class B                    39,157,000.00
                                        Collateral Inv. Amt.       63,253,000.00
                                                                ----------------
                                        Total                    $602,410,000.00
                                                                ================

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                           2.387%
                                        Class B                           0.187%
                                        Collateral Inv. Amt.              0.302%
                                                                ---------------
                                        Total                             2.876%

          (d)  During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving
               Period)
                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                                ----------------
                                        Total                               N.A.

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                                ----------------
                                        Total                               N.A.

     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in            Aggregate
          the Accounts which were delinquent as of the end            Account
          of the day on the last day of the Monthly Period            Balance
                                                                 ---------------

          (a)  35 - 64 days                                      $333,942,932.43
          (b)  65 - 94 days                                       203,212,534.73
          (c)  95 - 124 days                                      165,110,215.98
          (d)  125 - 154 days                                     155,005,903.92
          (e)  155 - 184 days                                     124,415,929.07
          (f)  185 or more days                                    74,265,993.43
                                                              ------------------
                                             Total             $1,055,953,509.56
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS'STATEMENT                SERIES 1994-8
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     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during
               the Collection Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount")
                                        Class A                    $3,052,615.56
                                        Class B                      $239,062.53
                                        Collateral Inv. Amt.         $386,174.18
                                                                ----------------
                                        Total                      $3,677,852.27
                                                                ================

          (b)  The amount set forth in paragraph 5(a) above in
               respect of the Monthly Investor Default Amount,
               per original $1,000 interest
                                        Class A                            $6.11
                                        Class B                             6.11
                                        Collateral Inv. Amt.                6.11
                                                                ----------------
                                        Total                              $6.11
                                                                ================

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Collateral Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                ----------------
                                        Total                              $0.00
                                                                ================


          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                ----------------
                                        Total                              $0.00
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1994-8
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          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                ----------------
                                        Total                              $0.00
                                                                ================

          (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                ----------------
                                        Total                              $0.00
                                                                ================
     7.   Investor Servicing Fee.
          ----------------------

          (a)  The amount of the Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for
               the Monthly Period
                                        Class A                      $625,000.00
                                        Class B                       $48,946.25
                                        Collateral Inv. Amt.          $79,066.25
                                                                ----------------
                                        Total                        $753,012.50
                                                                ================

          (b)  The amount set forth in paragraph 7(a) above, per
               $1,000 interest
                                        Class A                      $1.25000000
                                        Class B                       1.25000000
                                        Collateral Inv. Amt.          1.25000000
                                                                ----------------
                                        Total                        $1.25000000
                                                                ================
     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated Collateral and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                        Class B                            $0.00
                                        Collateral Inv. Amt.                0.00
                                                                ----------------
                                        Total                              $0.00
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT               SERIES 1994-8
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     9.   Collateral Invested Amount
          --------------------------

          (a)  The amount of the Collateral Invested Amount as
               of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made in
               respect of the preceding month                     $63,253,000.00

          (b)  The Required Collateral Invested Amount as of the
               close of business on the related Distribution Date
               after giving effect to withdrawals, deposits and
               payments to be made in respect of the preceding
               month                                              $63,253,000.00

     10.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the
          amount of the Investor Interest on the last day of
          the Monthly Period to the amount of the Investor
          Interest as of the Closing Date). The amount of a
          Certificateholder's pro rata share of the Investor
          Participation Amount can be determined by multiplying
          the original denomination of the holder's Certificate
          by the Pool Factor
                                        Class A                       1.00000000
                                        Class B                       1.00000000
                                                                ----------------
                                        Total (weighted avg.)         1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period              10.65%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     8.07%



C.   Information Regarding the Interest Funding Account
     --------------------------------------------------

     Beginning Balance      (Class A)                              $5,127,812.50
        Plus:  Interest for Related Monthly Period from Finance
               Charge Account                                       2,605,937.50
        Plus:  Interest on Interest Funding Account Balance for
               Related Monthly Period                                   6,335.83
        Less:  Withdrawals to Finance Charge Account                    6,335.83
        Less:  Withdrawals to Distribution Account                 $7,733,750.00
                                                                ----------------
     Ending Balance         (Class A)                                      $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1994-8
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     Beginning Balance      (Class B)                                $415,512.88
        Plus:  Interest for Related Monthly Period from Finance
               Charge Account                                         211,162.28
        Plus:  Interest on Interest Funding Account Balance for
               Related Monthly Period                                     513.72
        Less:  Withdrawals to Finance Charge Account                      513.72
        Less:  Withdrawals to Distribution Account                   $626,675.16
                                                                ----------------
     Ending Balance         (Class B)                                      $0.00

D.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)  Accumulation Period commencement date                    10/31/00

          (b)  Accumulation Period length                                      2

          (c)  Accumulation Period Factor                                   7.89

          (d)  Required Accumulation Factor Number                            11

          (e)  Controlled Accumulation Amount                    $358,636,363.64

          (f)  Minumum Payment Rate (last 12 months)                       9.84%

     2.   Principal Funding Account
          -------------------------

     Beginning Balance                                                     $0.00
        Plus:  Principal Collections for Related Monthly Period
               from Principal Account                                       0.00
        Plus:  Interest on Principal Funding Account Balance for
               Related Monthly Period                                       0.00
        Less:  Withdrawals to Finance Charge Account                        0.00
        Less:  Withdrawals to Distribution Account                          0.00
                                                                ----------------
     Ending Balance                                                        $0.00

     3.   Accumulation Shortfall
          ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                              N/A

          Less:  The amount deposited into the Principal Funding
                 Account for the previous Monthly Period                     N/A
                                                                ----------------

                 Accumulation Shortfall for previous Monthly
                 Period                                                      N/A
                                                                ================

                 Aggregate Accumulation Shortfalls                           N/A
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1994-8
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     4.   Principal Funding Investment Shortfall
          --------------------------------------
                 Covered Amount                                              N/A

          Less:  Principal Funding Investment Proceeds                       N/A
                                                                ----------------

                 Principal Funding Investment Shortfall                      N/A


E.   Information Regarding the Reserve Account
     -----------------------------------------

     1.   Required Reserve Account Analysis

          (a)    Required Reserve Account Amount percentage
                 (0.5% of Class A Invested Amount or other amount
                 designated by Transferor)                                 0.00%

          (b)    Required Reserve Account Amount ($)                       $0.00

          (c)    Required Reserve Account Balance after effect of          $0.00
                 any transfers on the Related Transfer Date

          (d)    Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date

     2.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date              $0.00


     3.   The Portfolio Adjusted Yield
          ----------------------------

          The Portfolio Adjusted Yield for the related Mthly
          Period                                                           2.93%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE




                                   FIRST USA BANK
                                   as Servicer



                                   BY:       /s/ Peter W. Atwater
                                             -----------------------------------
                                             Peter W. Atwater
                                             Executive Vice President